Exhibit 10.53

FRIENDFINDER NETWORKS INC.

2009 RESTRICTED STOCK PLAN

RESTRICTED STOCK GRANT AGREEMENT

RESTRICTED STOCK GRANT AGREEMENT dated as of ______, 20__ by and between FriendFinder Networks Inc., a Nevada corporation (the "Company"), and _______, having an address at _________________ (the "Recipient").

W I T N E S S E T H:

WHEREAS, the Company has adopted the 2009 Restricted Stock Plan (the "Plan"); and

WHEREAS, the Company regards the Recipient as a valuable contributor to the Company and has determined that it would be in the interest of the Company and its stockholders to grant the shares provided for in this Restricted Stock Grant Agreement ("Agreement") to the Recipient in consideration of the services he has and/or will perform for the Company; and

WHEREAS, pursuant to the Plan, the Company has determined that the Recipient is entitled to a grant of shares, subject to the terms of the Plan and this Agreement (the defined terms in such Plan shall, except as otherwise provided herein, also be applicable to such terms as utilized herein); and

WHEREAS, the parties now desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Award of Restricted Shares.

(a)

Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards to the Recipient ________ shares (the "Restricted Shares") of Common Stock of the Company in consideration of services actually rendered and/or to be rendered to the Company by Recipient.  The Recipient shall not sell, transfer, assign or otherwise convey prior to the third anniversary of the date which such Restricted Shares are granted.  In the event the Recipient ceases to be employed by the Company, except for termination of the Recipient’s employment under Certain Circumstances, the Company shall have the right to repurchase the Recipient’s At-Risk Shares (as defined in Section 4(a)) as set forth in Section 4 below.  The Company and the Recipient acknowledge and agree that the value of the services actually rendered to the Company prior to the date hereof by the Recipient as consideration for the issuance of the Restricted Shares, exceeds the aggregate of the par value of all of the Restricted Shares.

(b)

All share amounts contemplated in this section are subject to the appropriate adjustment in the event of a stock split, reverse stock split, merger, recapitalization and similar transactions which may take place after the date hereof.

(c)

The Restricted Shares, when issued pursuant to the provisions hereof, shall constitute issued and outstanding shares for all corporate purposes.  Subject to the restrictions set forth herein, the Recipient will have the right to exercise all rights, powers and privileges of a holder of Common Stock with respect to the Restricted Shares, including the right to vote, receive stock or cash dividends (but subject to the Risk of Repurchase with respect to At-Risk Shares), participate in stock splits or other recapitalizations and exchange such shares in a merger, consolidation or other reorganization.  The term "Restricted Shares" in addition to the shares received pursuant to this Agreement, also refers to all securities received in replacement of the Restricted Shares, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to the Recipient is entitled by reason of the Recipient’s ownership of the Restricted Shares.

(d)

The Company shall hold the certificates representing any Restricted Shares which are subject to the Risk of Repurchase (as defined in Section 4(a)) in escrow; provided, that any Restricted Shares held in escrow shall be released from escrow and delivered to the Recipient as, when and to the extent such shares are no longer subject to the Risk of Repurchase.  In addition, the Recipient shall execute an assignment in the form attached hereto as Exhibit A, with respect to the Restricted Shares.

2.

Legends.

(a)

The Restricted Shares shall be represented by a stock certificate or certificates registered in the name of the Recipient.

(b)

From and after the date of original issuance, stock certificates representing the Restricted Shares shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed) in substantially the following form:

(i)

On the face of the certificate:

"Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate"

(ii)

On the reverse:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO LIMITATIONS ON (A) VOTING RIGHTS (AND THE GRANT OF AN IRREVOCABLE PROXY) AND (B) THE TRANSFER OF THE SHARES REPRESENTED HEREBY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF A RESTRICTED STOCK GRANT AGREEMENT DATED _________, 20__, BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES), AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS THEREOF.  A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY'S PRINCIPAL CORPORATE OFFICES."

3.

Transfer Restrictions

(a)

Restriction on Transfer.   Except for any Permitted Transfer, the Recipient shall not transfer, assign, encumber or otherwise dispose of any of the Restricted Shares which are subject to the Risk of Repurchase.

(b)

Transferee Objections. Each Person (other than the Company) to whom the Restricted Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such Person is bound by the provisions of this Agreement and that the transferred shares are subject to the Risk of Repurchase.

4.

Risk of Repurchase.

(a)

Grant.  The Restricted Shares subject to this Agreement (such shares, until the Risk of Repurchase lapses as to the particular Restricted Shares referred to herein as the "At-Risk Shares") shall be subject to a risk of repurchase (the "Risk of Repurchase") in accordance with the terms of this Section 4.  The Company shall have the right to repurchase Restricted Shares granted less than three years prior to the date of termination of the the Recipient’s employment, except for termination of the Recipient's employment under Certain Circumstances, or due to the Recipient’s death, Disability or, if the Recipient’s employment is pursuant to an employment agreement with the Company, termination of the Recipient’s employment upon the expiration of the “Term” (as defined under the Recipient’s employment agreement), at the price of $0.10 per share. The Risk of Repurchase for the Restricted Shares subject to this Agreement shall lapse three years from the date the Restricted Shares are granted to the Recipient.  Upon any repurchase under this Section 4(a), the At-Risk Shares which have been repurchased pursuant to the immediately preceding sentence shall be promptly released from escrow upon delivery by Company of the written notice given pursuant to Section 4(b) and cancelled by the Company and be of no further force or effect, as further provided in Section 18 hereof.

(b)

Notice of the Risk of Repurchase.  Without any affect on the validity of any repurchase of At-Risk Shares under Section 4(a), the Company shall notify the Recipient of any repurchase under Section 4(a) by written notice delivered to the holder of such At-Risk Shares within ___ days following the date of termination of employment.  The notice shall indicate the number of At-Risk Shares repurchased and the repurchase price for such At-Risk shares shall be paid to Recipient within ____ days of such notice.

(c)

Termination of the Risk of Repurchase.  The Risk of Repurchase shall terminate with respect to any At-Risk Shares for which it has lapsed in accordance with Section 4(a).

(d)

Recapitalization.  Any new, substituted or additional securities or other property (including cash) paid as a dividend or otherwise) which is by reason of any Recapitalization distributed with respect to or in exchange for the Restricted Shares shall immediately be subject to the Risk of Repurchase, but only to the extent the Restricted Shares are at the time covered by such right.  Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Restricted Shares subject to this Agreement to reflect the effect of any such Recapitalization upon the Company's capital structure.  Any securities or other property (including cash) distributed with respect to the Restricted Shares as a dividend or otherwise which are subject to the Risk of Repurchase shall be held in escrow.

(e)

Special Tax Election.  The grant of the Restricted Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b) of the Code.  Such election must be filed within 30 days after the date of this Agreement.  The form for making the Code Section 83(b) election is set forth in Exhibit B hereto.  THE RECIPIENT SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE RESTRICTED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(B) ELECTION. THE RECIPIENT ACKNOWLEDGES THAT IT IS THE RECIPIENT'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF THE RECIPIENT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

5.

Voting of Shares

(a)

Agreement to Vote.  The Recipient agrees so long as any of the Restricted Shares are treated as At-Risk Shares under this Agreement (but not as to any Restricted Shares as to which the Risk of Repurchase has lapsed, as to which the Recipient shall have no restrictions on the voting of such Restricted Shares):

(i)

to vote the At-Risk Shares on all matters coming before any meeting of the stockholders of the Company as to which the Recipient is entitled to vote at such a meeting, in the same proportion, as determined in the absolute, sole and binding discretion of the Secretary of the Company, as all other shares of Common Stock are being voted at such a meeting, excluding only any other shares of Common Stock which have been issued under the Plan and which are subject to the same or similar restrictions on voting as provided hereunder; and

(ii)

to express consent or dissent to corporate action in writing without a meeting on all the At-Risk Shares for all matters to which holders of Common Stock are allowed to express such consent or dissent without a meeting, in the same proportion, as determined in the absolute, sole and binding discretion of the Secretary of the Company, as all other shares of Common Stock are consents or dissents on such matters, excluding only any other shares of Common Stock which have been issued under the Plan and which are subject to the same or similar restrictions on voting as provided hereunder.

(b)

Proxy.  The Recipient, and any subsequent holder of the At-Risk Shares, if any, hereby irrevocably grants to and appoints the Secretary or any Assistant Secretary of the Company, from time to time, or any of them in their respective capacities as officers of the Company, with full power of substitution (such individuals and their substitutes each being referred to herein as the "Proxy"), as attorneys and proxies to vote all At-Risk Shares on all matters as to which the Recipient is entitled to vote at a meeting of the holders of Common Stock of the Company, or to which the Recipient is entitled to express consent or dissent to corporate action in writing without a meeting, solely in accordance with Section 5(a) above.  The Recipient agrees that the Proxy may, in the Recipient’s name and stead, (i) attend any annual or special meeting of the stockholders of the Company and vote all At-Risk Shares on all matters at any such annual or special meeting and (ii) execute with respect to all At-Risk Shares any written consent to, or dissent from, corporate action respecting any matter to which the stockholders of the Company are entitled to express such consent or dissent without a meeting.  With respect to any such matter, the Recipient agrees to refrain from (A) voting at any annual or special meeting of the stockholders of the Company, (B) executing any written consent in lieu of a meeting of the stockholders of the Company, (C) exercising any rights of dissent with respect to the At-Risk Shares and (D) granting any proxy or authorization to any person with respect to the voting of the At-Risk Shares, except pursuant to this Agreement, or taking any action contrary to or in any manner inconsistent with the terms of this Agreement.  The Recipient agrees that this grant of proxy pursuant to this Section 5(b) is irrevocable and coupled with an interest and agrees that the persons designated as the Proxy pursuant hereto may at any time name any other person who is an officer of the Company as a substituted Proxy hereunder to act pursuant hereto, either as to a specific matter or as to all matters.  The Recipient further agrees to execute all additional writings, consents and authorizations as may be reasonably requested by the Proxy in writing to evidence the powers granted to the Proxy hereby or to enable the Proxy to exercise those powers.  The Recipient hereby revokes any proxy previously granted by him with respect to the At-Risk Shares.

6.

Securities Law Compliance

(a)

No Registration of Securities.  The Restricted Shares have not been registered under the 1933 Act, in reliance upon an applicable exemption therefrom.

(b)

Restrictions on Disposition of Restricted Shares.  The Recipient shall make no disposition of the Restricted Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i)      The Recipient shall have provided the Company with a written summary of the terms and conditions of the proposed disposition; and

(ii)      The Recipient shall have complied with all requirements of this Agreement applicable to the disposition of the Restricted Shares.

(c)

No Registration Required on Resale.  In addition, the Recipient shall make no disposition of the Restricted Shares unless the Recipient shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (a) the proposed disposition does not require registration of the Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

(d)

Transfer Restrictions.  The Company shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Restricted Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Restricted Shares have been transferred in contravention of this Agreement.

7.

No Right to Employment.  Nothing in this Agreement shall be construed to give the Recipient any right to be awarded any additional awards of shares or options under the Plan, or to confer on the Recipient any right to continue in the employ of the Company or to be evidence of any agreement or understanding, express or implied, that the Company or any of its Subsidiaries will employ the Recipient in any particular position or at any particular rate of remuneration, or for any particular period of time or to interfere in any way with or otherwise restrict in any way the rights of the Company or of the Recipient, other as set forth in an employment agreement.

8.

Amounts Not Salary or Bonus.  The Recipient agrees that the award of the Restricted Shares hereunder is special incentive compensation and that it will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit-sharing, savings or stock ownership plan of the Company or any of its Subsidiaries unless expressly provided pursuant to the terms of such plan.

9.

Forfeiture for Violation of Confidentiality and Non-Competition Obligations.  If Recipient violates any of his confidentiality or non-competition obligations arising under any agreement between the Company and the Recipient or any employment agreement with the Company, then all profits or gains realized by the Recipient as a result of the sale of any of the Restricted Shares, shall be forfeited and returned to the Company.

10.

Amendments.  Except as otherwise provided in the Plan, this Agreement may only be amended or modified by written agreement of the Company and the Recipient.

11.

Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and shall be binding upon and inure to the benefit of the Recipient and his legatees, distributees and legal representatives.  The Company may assign the Risk of Repurchase to any Person selected by the Board, including (without limitation) one or more shareholders of the Company.

12.

Governing Law.  The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Nevada, other than those laws which would defer to the substantive laws of another jurisdiction.

13.

Shares Award Subject to Plan.  By entering into this Agreement, the Recipient agrees and acknowledges that the Recipient has received and read a copy of the Plan.  The Recipient’s rights in and to Restricted Shares are subject to the Plan.  The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference.  Capitalized terms used herein and not otherwise defined herein shall have the meaning provided for such terms in the Plan.  In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

14.

Signature in Counterparts.  This Agreement may be signed in one or more counterparts and delivered by facsimile, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

15.

Definitions.  As used herein, the following definitions shall apply:

(a)

"Board" shall mean the Company's Board of Directors.

(b)

"Code" shall mean the Internal Revenue Code of 1986, as amended.

(c)

"Certain Circumstances" shall have the meaning given to it in the Plan.

(d)

"Common Stock" shall mean the Company's common stock, $0.001 par value per share, as well as all securities received in replacement of such common stock, as a stock dividend, or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties that a holder of common stock is entitled to by reason of the holder's ownership of the common stock.

(e)

"1933 Act" shall mean the Securities Act of 1933, as amended.

(f)

"Owner" shall mean the Recipient and all subsequent holders of the Restricted Shares who derive their chain of ownership through a Permitted Transfer from the Recipient.

(g)

"Permitted Transfer" shall mean (i) a gratuitous transfer of the Restricted Shares to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act; provided and only if the Recipient obtains the Company's prior written consent to such transfer, or (ii) a transfer of title to the Restricted Shares effected pursuant to the Recipient's will or the laws of descent and distribution following the Recipient's death.

(h)

"Person" means an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization, a government or any department or agency thereof or any other entity.

(i)

"Recapitalization" shall mean any stock split, stock dividend, recapitalization, combination of shares, merger, consolidation, exchange of shares or other change affecting the Company's outstanding Common Stock as a class.

(j)

"SEC" shall mean the Securities and Exchange Commission.

(k)

"Service" shall mean the Recipient's provision of services to the Company (or Subsidiary) pursuant to any employment agreement with the Company or otherwise in accordance with the Recipient’s services as a director or officer of the Company (or Subsidiary).

16.

Notices.  Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon delivery through the U. S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by 10 days' advance written notice under this section to all other parties to this Agreement.

17.

No Waiver.  The failure of the Company in any instance to exercise the Risk of Repurchase shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Recipient.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

18.

Cancellation of Restricted Shares.  If any or all of the Restricted Shares are forfeited in accordance with the terms hereof, then from and after such time as any such Restricted Shares are forfeited, the holder of those Restricted Shares shall no longer have any rights as a holder of such shares, and such Restricted Shares shall be deemed cancelled.

19.

Recipient Undertaking.  The Recipient hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Recipient or the Restricted Shares pursuant to the provisions of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its agent thereunto duly authorized, and the Recipient has hereunto set his hand, all as of the date first above written.

FRIENDFINDER NETWORKS INC. By: Name: Title:

Recipient:

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED _________________________ hereby sell(s), assign(s)and transfer(s) unto FriendFinder Networks Inc. (the "Company"), _________________________ (__________) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No. _________________________ herewith and do(es) hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: _________________________

Signature: _________________________

INSTRUCTION: Please do not fill in any blanks other than the signature line.

Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Risk of Repurchase without requiring additional signatures on the part of

Employee.

EXHIBIT B

SECTION 83(B) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)

The taxpayer who performed the services is:

Name:

Address:

Taxpayer Ident. No.:

(2)

The property with respect to which the election is being made is ____________ shares of the Common Stock of FriendFinder Networks Inc., (the "Company")

(3)

The property was issued on [_____ __], 20__.

(4)

The taxable year in which the election is being made is the calendar year 20__.

(5)

The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the per share repurchase price set forth in the Restricted Stock Grant Agreement if taxpayer's employment with the issuer is terminated under certain circumstances.

(6)

The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is [$ ] per share.

(7)

The amount paid for such property is [$   ] per share.

(8)

A copy of this statement was furnished to the Company.

(9)

 This statement is executed [____ __], 20__.

Spouse (if any)	Taxpayer

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH TAXPAYER FILES HIS OR HER FEDERAL INCOME TAX RETURNS AND MUST BE MADE WITHIN THIRTY (30) DAYS AFTER THE EXECUTION DATE OF THE RESTRICTED STOCK GRANT AGREEMENT. THIS FILING SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED.  TAXPAYER MUST RETAIN TWO (2) COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAX YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.